Exhibit 10.14

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND CONSENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT AND CONSENT, is made this June 17, 2011 (this “Amendment”), by and among TESORO PANAMA COMPANY, S.A., a Panamanian company (the “Borrower”), each of the financial institutions listed on the signature pages hereto as a Lender (individually, a “Lender” and collectively, the “Lenders”), and BNP PARIBAS, as Administrative Agent, Letter of Credit Issuer, Swing Line Lender, and Daylight Overdraft Bank (in its capacity as Administrative Agent for the Lenders, together with its successors in such capacity, the “Administrative Agent”). Each initially capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H:
WHEREAS:
A.    The Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated October 18, 2010 (together with any amendments, restatements or other modifications thereof, the “Credit Agreement”);
B.    The Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement; and
C.    The parties hereto wish to amend certain provisions of the Credit Agreement, as set forth and subject to the terms and conditions contained herein.
NOW, THEREFORE, the parties hereto hereby agree as follows:
Section 1.    Amendments to Credit Agreement.
1.1    This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.
1.2    The definition of “Collateral Pool” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Collateral Pool” shall mean at any time, an amount equal to the sum of:
100% of the face value of Cash Collateral (including cash held in lockbox accounts or concentration accounts in the name of the Borrower so long as the Collateral Agent has been granted a first priority perfected security interest in such lockbox accounts, subject only to Permitted Liens); plus

90% of Eligible Accounts Receivable; plus
90% of Fully Hedged Eligible Inventory; plus
90% of the amount of Net Liquidity Value in Eligible Brokerage Accounts;
plus
90% of the Letters of Credit Issued for Pre-Sold/Fully Hedged Products Not Yet Delivered; plus
85% of Hedged Eligible Inventory (excluding Fully Hedged Eligible Inventory and Tier II Hedged Eligible Inventory); plus
80% of Tier II Hedged Eligible Inventory (excluding Fully Hedged Eligible Inventory); plus
85% of the Letters of Credit Issued for Hedged Products Not Yet Delivered;
plus
80% of Eligible Net Unrealized Positive MTM Gains; minus
100% of Reserves; minus
120% of the Lenders' Swap Liability.
The value of the Collateral Pool shall be determined by reference to the most recently dated Collateral Pool Report prepared by the Borrower pursuant to Section 8.02(c) of this Agreement absent any error in such Collateral Pool Report as of the date delivered. The value of each type of Collateral set forth above shall be computed in accordance with the provisions of the respective definitions provided in or otherwise by this Agreement. Notwithstanding the foregoing, (i) the aggregate amount of Approved Affiliate Oil Cargo Receivables and any other Accounts for which the Account Debtor is an equity holder or Affiliate of the Borrower or the Parent included in the calculation of the Collateral Pool may not exceed an amount equal to 50% of the minimum Adjusted Tangible Net Worth of the Borrower required pursuant to Section 9.14 of this Agreement or 50% of the minimum Adjusted Net Working Capital of the Borrower required pursuant to Section 9.15 of this Agreement, and (ii) the aggregate amount of Hedged Eligible Inventory (excluding Tier II Hedged Eligible Inventory) included in the calculation of the Collateral Pool may not exceed an aggregate maximum volume of 1,000,000 Barrels at any time. Notwithstanding any other provision of the Loan Documents, no asset shall be given positive value (i.e. be added to) in the Collateral Pool unless the Collateral Agent has been granted a first priority (subject to Permitted Liens) perfected security interest in such asset. Notwithstanding any other provision of the Loan Documents, the Administrative Agent, in its sole and absolute discretion, shall have the right to permanently or temporarily decrease the Collateral Pool, or add or modify additional concentration or other limits affecting the Collateral Pool, at any time for any duration, effective upon verbal notification to the Borrower. In the event of any such decrease, addition or modification by the Administrative Agent, the Administrative Agent shall within one (1) Business Day give notice of such decrease, addition or modification to the Lenders. Notwithstanding any other provision of the Loan Documents, no asset shall be included in the Collateral Pool in duplicate categories such that it would be counted towards the calculation of the Collateral Pool more than once.
1.3    The definition of “Collateral Pool Report” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Collateral Pool Report” shall mean a certificate, executed by a Responsible Officer of the Borrower and substantially in the form of Exhibit A hereto, delivered to the Administrative Agent and the Lenders in accordance with the requirements of Section 8.02(c) of this Agreement, which shall have attached thereto schedules in form and substance (as to accuracy and completeness) acceptable to the Administrative Agent and the Lenders showing the following with respect to all Collateral comprising the Collateral Pool:
(a)     bank account statements reflecting Cash Collateral and other statements reflecting ownership and market value of Cash Equivalents;
(b)     brokers account statements reflecting Net Liquidity Value in Eligible Brokerage Accounts;
(c)     schedule of Eligible Accounts Receivable with details (including break outs of any Approved Affiliate Oil Cargo Receivables) and reconciliations as to any offsets, counterclaims or other applicable deductions as provided in the definition of Eligible Accounts Receivable as well as agings;
(d)     schedule of Fully Hedged Eligible Inventory containing back-up information as to (i) location and pricing (calculated pursuant to a methodology acceptable to the Administrative Agent) of inventory (specifically setting out in-transit inventory, which shall be included as a separate line item on the Collateral Pool Report), (ii) weekly statements from third-party storage providers (including PTP) and inspection report for all Products in storage from an independent third-party firm in the Republic of Panama acceptable to the Administrative Agent that in each case includes confirmations of volume, (iii) schedule of negotiable documents of title representing such Fully Hedged Eligible Inventory, if applicable, and (iv) supporting documentation evidencing the hedges, including copies of the open strategy summary reports in form and substance acceptable to the Administrative Agent;
(e)     schedule of Hedged Eligible Inventory and Tier II Hedged Eligible Inventory containing back-up information as to (i) location and pricing (calculated pursuant to a methodology acceptable to the Administrative Agent) of inventory (specifically setting out in-transit inventory, which shall be included as a separate line item on the Collateral Pool Report), (ii) weekly statements from third-party storage providers (including PTP) and inspection report for all Products in storage from an independent third-party firm in the Republic of Panama acceptable to the

Administrative Agent that in each case includes confirmations of volume, and (iii) schedule of negotiable documents of title representing such Hedged Eligible Inventory, if applicable, and (iv) supporting documentation evidencing the hedges, and (v) a copy of the open strategy summary reports in form and substance acceptable to the Administrative Agent;
(f)     evidence in form and substance acceptable to the Administrative Agent of committed available credit of the Parent;
(g)     the value of any Letters of Credit Issued for Products Not Yet Delivered, broken down by Letters of Credit Issued for Hedged Products Not Yet Delivered and Letters of Credit Issued for Pre-Sold/Fully Hedged Products Not Yet Delivered and by counterparty and showing all related liabilities including accounts payable, accrued payables, and marked-to-market losses;
(h)     the value of Eligible Net Unrealized Positive MTM Gains;
(i)     copies of third-party statements of accounts confirming account or asset balances in brokerage and commodities used in the calculation of the Collateral Pool, and other similar counterparty confirmations supporting the calculation of the Collateral Pool;
(j)     if any Eligible Account Receivable or the creation, attachment, perfection, or enforcement of any Lien on any Eligible Account Receivable is governed by Panama law, a copy (with original counterpart to follow promptly thereafter) of a “Supplemental Commercial Pledge Agreement” executed by a Responsible Officer of the Borrower in the form attached to that certain Commercial Pledge Agreement, dated as of the date hereof, between the Borrower and the Administrative Agent, with respect to each such Eligible Account Receivable;
(k)     schedule of Reserves;
(l)     schedule of all Lenders' Swap Liability together with all supporting documentation in respect thereof,
(m)     schedule of Letters of Credit and Loans outstanding as of the relevant Collateral Pool Reporting Date;
(n)     schedule of Facility B Aggregate Outstanding Extensions of Credit as of the relevant Collateral Pool Reporting Date, which shall include without limitation updated values for escalating clause letters of credit,
(o)     the Facility B Maximum Amount then in effect; and
(p)     as required by Section 8.02(d) of this Agreement, a Position Limit Report and a Mark to Market Report.

All amounts in the Collateral Pool Report will be calculated in Dollars and, to the extent any such amounts shall be converted from another currency, shall be so converted pursuant to a methodology approved by the Administrative Agent and the Required Lenders.
1.4    A new definition of “Second Amendment Date” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read in its entirety as follows:

“Second Amendment Date” shall mean June 17, 2011.
1.5    A new definition of “Tier II Hedged Eligible Inventory” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read in its entirety as follows:

“Tier II Hedged Eligible Inventory” shall mean, with respect to each Collateral Pool Reporting Date, the aggregate Hedged Eligible Inventory in excess of 1,000,000 Barrels.
1.6    Sections 8.03(j) and (k) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“(j)    within one (1) Business Day of the occurrence thereof, any violation of any of the limits set forth in Sections 8.13 and 8.14 of this Agreement, and the Borrower shall in addition provide a detailed explanation of the reason for such violation and the Borrower's plan for eliminating and/or preventing the reoccurrence of such violation;
(k)    [Reserved];”
1.7    Section 8.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“SECTION 8.13    Position Limits.

The Borrower shall at all times cause its Net Outright Position and Net Basis Position (provided that in each case all such positions shall include options on a Delta Equivalent Basis) not to exceed the applicable limits set forth on Schedule 8.13 attached hereto and incorporated herein as such corresponds to the then most recently reported Adjusted Tangible Net Worth.”
1.8    Section 8.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“SECTION 8.14    Stop Loss Limit and VAR Limit.

The Borrower shall at all times cause its daily stop loss, yearly stop loss and Value at Risk (as such term is defined in the Borrower's Risk Control Policy) not to exceed the applicable limits set forth on Schedule 8.14 attached hereto and incorporated herein as such corresponds to the then most recently reported Adjusted Tangible Net Worth.”
1.9    Section 9.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“SECTION 9.19    Risk Control Policy Changes.

The Borrower shall not, and shall not suffer or permit any Subsidiary to permit, any amendment or modification to the Risk Control Policy without the express written consent of the Administrative Agent (which consent will not be unreasonably withheld, conditioned, or delayed), and, with respect to any amendment or modification to the Risk Control Policy that is or is likely to be materially adverse to the interests of the Lenders, the Borrower shall not, and shall not suffer or permit any Subsidiary to, permit such amendment or modification without the express written consent of the Administrative Agent and the Required Lenders (which consent will not be unreasonably withheld, conditioned, or delayed).”
1.10    Section 10.01(o) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(o)    Position Limit Violations. For any reason:

(i)     any violation of any of the daily or yearly stop loss limits set forth in Section 8.14 of this Agreement shall have occurred and, as of the second Business Day after the occurrence thereof in the case of violations of daily stop loss limits or the third Business Day after the occurrence thereof in the case of violations of yearly stop loss limits, such violation continues to exist; provided, however, that if such violation is with respect to a daily stop loss limit and the Parent shall have contributed new equity to the Borrower on or before such second Business Day or if such violation is with respect to a yearly stop loss limit and the Parent shall have contributed new equity to the Borrower on or before such third Business Day, in each case in an amount equal to the amount of such excess, on terms and conditions acceptable to the Administrative Agent, and in accordance with the plan delivered in respect thereof pursuant to Section 8.03(j) of this Agreement, such violation shall be deemed not to be continuing as of such third Business Day; or
(ii)     any violation of any of the limits set forth in Sections 8.13 or 8.14 of this Agreement (other than the daily or yearly stop loss limits set forth in Section 8.14 of this Agreement) shall have occurred and continues to exist as of the third Business Day after the occurrence thereof; or”
1.11    Exhibit A to the Credit Agreement (“Collateral Pool Report”) is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
1.12    Exhibit G to the Credit Agreement (“Form of Position Limit Report”)is hereby deleted in its entirety and replaced with Exhibit G attached hereto.

1.13    Exhibit H to the Credit Agreement (“Risk Control Policy”) is hereby deleted in its entirety and replaced with Exhibit H attached hereto.
1.14    A new Schedule 8.13 to the Credit Agreement (“Position Limits”) is hereby added to the Credit Agreement to and attached as Schedule 8.13 hereto.
1.15    A new Schedule 8.14 to the Credit Agreement (“Stop Loss Limit and VAR Limit”) is hereby added to the Credit Agreement to and attached as Schedule 8.14 hereto.
1.16    The Credit Agreement, the Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. Except as so amended hereby, the Credit Agreement and the Loan Documents shall remain in full force and effect in accordance with their respective terms.

Section 2.    Consent to Amendment to Risk Control Policy
2.1    Amendment to Risk Control Policy.
Section 9.19 of the Credit Agreement, in pertinent part, requires the written consent of the Required Lenders for the Borrower to amend, modify or supplement the Risk Control Policy. The Borrower has requested the consent of the Administrative Agent and the Lenders to amend the Risk Control Policy to provide for revised position limits for the Borrower. In the exercise of their discretion as prudent lenders, the Administrative Agent and the Lenders hereby consent to the amendment of the Risk Control Policy to amend the position limits of the Borrower to the limits set forth in Exhibit H attached to the Credit Agreement, as amended by this Amendment.

Section 3.    Representations and Warranties of the Borrower.
The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
3.1    After giving effect to the amendments of the Credit Agreement pursuant to and consents contained in this Amendment, and on the date hereof (i) each of the representations and warranties set forth in Article VII of the Credit Agreement is true and correct in all respects as if made on the date hereof (except with respect to representations or warranties that specifically relate to an earlier date, in which case such representations or warranties shall be true and correct in all respects as of such earlier date), and (ii) there exists no Default or Event of Default under the Credit Agreement after giving effect to this Amendment.
3.2    The Borrower has full corporate power and authority to execute and deliver this Amendment and to perform the obligations on its part to be performed thereunder and under the Credit Agreement as amended hereby.

Section 4.    Conditions Precedent to Amendments.
The effectiveness of the amendments contained in Section 1 of this Amendment and the consent contained in Section 2 of this Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:
4.1    The Borrower, the Lenders, and the Administrative Agent shall have each duly executed and delivered to the Administrative Agent this Amendment.
4.2    The Facility B Agent shall have executed and delivered to the Administrative Agent all necessary consents to the amendments to the Credit Agreement contemplated herein.
4.3    In consideration of the Lenders' efforts in connection with this Amendment, the Borrower agrees to pay the Administrative Agent, for the benefit of each Lender that executes and agrees to this Amendment, an amendment fee equal to $7,500 (a “Closing Date Amendment Fee”), which Closing Date Amendment Fee shall be fully earned and due and payable on the Second Amendment Date, shall be nonrefundable for any reason whatsoever and shall be in addition to any other fees, costs and expenses payable pursuant to Credit Agreement or any other Loan Documents. The Borrower's obligation to pay the foregoing fees will not be subject to counterclaim or setoff for, or be otherwise affected by, any claim or dispute the Borrower may have.
4.4    No Default or Event of Default and be continuing as of the date hereof or as of the date that each of the other conditions in this Section 4 is satisfied.
4.5    The Administrative Agent and the Lenders shall have received such approvals, opinions or documents as each may reasonably request, the Borrower shall have taken all such other actions as the Administrative Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Administrative Agent and the Lenders.

Section 5.    Reference to and Effect Upon the Credit Agreement and other Loan Documents.
5.1    Except as specifically amended in Section 1 of this Amendment and consented to in Section 2 of this Amendment, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.
5.2    The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document, except upon the effectiveness of this Amendment, as specifically amended in Section 1 of this Amendment and consented to in Section 2 of this Amendment, (ii) impair, restrict, limit, or otherwise prejudice any right, power, privilege, or remedy that the Administrative Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, any other Loan Document, at law, or in equity, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, power, privilege, or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents. This Amendment embodies the entire agreement and understanding among the Borrower, the Lenders, and the Administrative Agent in respect of the amendment of the terms and conditions of the Credit Agreement and consent to the amendment of the Risk Control Policy, in each case as expressly provided herein. Except as expressly stated herein, the Administrative Agent and the Lenders hereby reserve all rights, powers, privileges and remedies under the Credit Agreement and all other Loan Documents, at law, and in equity.
5.3    The consent agreed to in Section 2.1 of this Amendment is strictly limited to the amendment of the Borrower's Risk Control Policy in the form attached as Exhibit H to the Credit Agreement, as amended hereby.
5.4    Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
5.5    This Amendment constitutes a Loan Document (as defined in the Credit Agreement) and any breach of any representation or warranty made herein or covenant or agreement contained herein will constitute an Event of Default under the Credit Agreement.

Section 6.    Miscellaneous.
6.1    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. It is not necessary that any counterpart be signed by all of the parties hereto. A facsimile copy of this Amendment and the signatures thereon shall be considered for all purposes as originals.
6.2    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.
6.3    Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

6.4    Modification and Waiver. No waiver or modification of this Amendment shall be effective unless the same shall be in writing and signed by all parties hereto.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

TESORO PANAMA COMPANY, S.A., as
Borrower

By:	/s/ TRACY D. JACKSON
Name:	Tracy D. Jackson
Title:	Vice-President, Finance and Treasurer

Signature Page to Amendment No. 2 to Credit Agreement

BNP PARIBAS, as Lender, Administrative Agent,
Lead Arranger, Letter of Credit Issuer, Daylight
Overdraft Bank, and Swing Line Lender

By:	/s/ MATTHEW L. ROSETTI
Name:	Matthew L. Rosetti
Title:	Director

By:	/s/ JANET KOEHNE
Name:	Janet Koehne
Title:	Director

Signature Page to Amendment No. 2 to Credit Agreement

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ CHUNG-TAEK OH
Name:	Chung-Taek Oh
Title:	Director

By:	/s/ SEBASTIEN RIBATTO
Name:	Sebastien Ribatto
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ DAVID PERSHAD
Name:	David Pershad
Title:	Managing Director

By:	/s/ VINCENT LAURAS
Name:	Vincent Lauras
Title:	Senior Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender

By:	/s/ ZALI WIN
Name:	Zali Win
Title:	Managing Director

By:	/s/ LOUIS PRIEUR
Name:	Louis Prieur
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

EXECUTION VERSION

RB INTERNATIONAL FINANCE (USA) LLC, as
a Lender

By:	/s/ ASTRID NOEBAUER
Name:	Astrid Noebauer
Title:	Group Vice President

By:	/s/ SHIRLEY RITCH
Name:	Shirley Ritch
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

CITIBANK N.A. PANAMA BRANCH, as a
Lender

By:	/s/ RICARDO G. FERNANDEZ
Name:	Ricardo G. Fernandez
Title:	Director

Signature Page to Amendment No. 2 to Credit Agreement

THE BANK OF NOVA SCOTIA, PANAMA
BRANCH, as a Lender

By:	/s/ BRITTANNIA AMAYA
Name:	Brittannia Amaya
Title:	Credit Solutions, Director

Signature Page to Amendment No. 2 to Credit Agreement

ABN AMRO BANK N.V., as a Lender

By:	/s/ L.G. ENGELSBEL-SPORISJEVA
Name:	L.G. Engelsbel-Sporisjeva
Title:	Head of Commodities Trade Services

By:	/s/ B. GREMEZ
Name:	B. Gremez
Title:	Global Head Energy Commodities
Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

MACQUARIE BANK LIMITED, as a Lender

By:	/s/ STEPHEN BOWER
Name:	Stephen Bower
Title:	Associate Director

By:	/s/ ANDREW MCGRATH
Name:	Andrew McGrath
Title:	Division Director

Signature Page to Amendment No. 2 to Credit Agreement

Consented to and acknowledged by:

BNP PARIBAS (SUISSE) SA, for itself on behalf
of the Facility B Lenders as Facility B Agent

By:	/s/ B. LE GOFF
Name:	B. Le Goff
Title:

By:	/s/ DANIEL HABEGGER
Name:	Daniel Habegger
Title:

Signature Page to Amendment No. 2 to Credit Agreement

EXHIBIT A

FORM OF

COLLATERAL POOL REPORT

_______ ___, 201__

BNP Paribas, as Administrative Agent
787 Seventh Avenue
New York, New York 10019
Attention: Anne-Catherine Mathiot
Matthew Rosetti
Ed Tice
Facsimile: 212-471-6862

BNP Paribas (Suisse) SA
2 Place de Holland
CH-1204 Geneve
Switzerland
Attention: M. Bernard Le Goff
Facsimile: +41(0) 58 212 22 22

Re:    (i) That certain Uncommitted Revolving Credit Agreement (as modified, supplemented, amended, or restated from time to time, the “Facility A Credit Agreement”), dated as of October 18, 2010, by and among Tesoro Panama Company, S.A. (the “Borrower”), the lenders from time to time parties thereto (the “Facility A Lenders”), BNP Paribas, as Administrative Agent, Letter of Credit Issuer, Swing Line Lender, and Daylight Overdraft Bank (in such capacity, the “Facility A Agent”), Credit Agricole Corporate and Investment Bank, as Syndication Agent, and BNP Paribas Securities Corp., as Arranger; and (ii) that certain Facility Letter, dated as of October 18, 2010, by and among Borrower, the lenders from time to time parties thereto (the “Facility B Lenders”), and BNP Paribas (Suisse) SA, as agent for the Facility B Lenders (in such capacity, the “Facility B Agent”).

Ladies and Gentlemen:

The Borrower hereby delivers the attached Collateral Pool Report to the Facility A Agent and the Facility B Agent for the Collateral Pool Reporting Date ____________, 20__ in accordance with Section 8.02(c) of the Facility A Credit Agreement and as otherwise required by the Facility A Credit Agreement and certifies to the Facility A Agent and the Facility B Agent that (i) the Borrower is in compliance with the terms and covenants of the Facility A Credit Agreement and the Facility B Credit Agreement and all representations and warranties in Article VII of the Facility A Credit Agreement and in the Facility B Credit Agreement are true and correct as of the Reporting Date (except with respect to representations and warranties relating to an earlier date, in which case such representations and warranties shall be true as of such earlier date), (ii) the Aggregate Outstanding Extensions of Credit do not exceed the lesser of (A) the Maximum Availability Amount and (B) the Collateral Pool, (iii) the Combined Facilities Aggregate Outstanding Extensions of Credit shall not exceed the least of (X) the Combined Facilities Maximum Amount then in effect, (Y) the Collateral Pool, or (Z) $700,000,000; (iv) the undersigned has no knowledge of any Default or Event of Default under the Facility A Credit Agreement or any event of default described in Section 16 of the Facility B Credit Agreement, and (iv) the information contained in Annex I attached hereto and the other attachments to and the information indicated on this Collateral Pool Report were accurate and true as of such Collateral Pool Reporting Date. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Facility A Credit Agreement.
The statements made herein (and in the Schedules attached hereto) shall be deemed to be (i) representations and warranties made in a Loan Document for the purposes of Section 10.01(b) of the Facility A Credit Agreement and (ii) representations and warranties made under the Facility B Credit Agreement.

Very truly yours,

TESORO PANAMA COMPANY, S.A.,
a Panamanian corporation

By:
Name:
Title:

Annexes

Calculation of Collateral Pool

Schedules (to be attached as applicable)

Bank Account Statements
Brokers Account Statements
Schedule of Eligible Accounts Receivable
Schedule of Fully Hedged Eligible Inventory (including without limitation copies of open strategy reports and identification of Platts or other publication utilized)
Schedule of Hedged Eligible Inventory and Tier II Hedged Eligible Inventory (including without limitation copies of open strategy reports and identification of Platts or other publication utilized)
Evidence of Committed Available Credit of the Parent
Value of Letters of Credit Issued for Products Not Yet Delivered
Value of Eligible Net Unrealized Positive MTM Gains
Third-Party Statements of Accounts
Supplemental Commercial Pledge Agreement
Schedule of Reserves
Schedule of all Lenders' Swap Liability
Schedule of Facility A Aggregate Outstanding Extensions of Credit
Schedule of Facility B Aggregate Outstanding Extensions of Credit (with updated values of escalating letters of credit)
Position Limit Report
Mark to Market Report

ANNEX I

TESORO PANAMA COMPANY, S.A.
COLLATERAL POOL REPORT
as of [DATE]

		(A)	(B)	(C)
	Collateral Pool Category:	Value as of Collateral Pool Reporting Date:	Advance Rate:	Collateral Pool Amount (A x B):
I.	Cash Collateral:	$_____________	100%	$_____________

II.	Eligible Accounts Receivable:	$_____________	90%	$_____________1

III.	Fully Hedged Eligible Inventory:	$_____________	90%	$_____________

IV.	Net Liquidity Value in Eligible Brokerage Accounts:	$_____________	90%	$_____________

V.	Letters of Credit Issued for Pre-Sold/Fully Hedged Products Not Yet Delivered:	$_____________	90%	$_____________

VI.	Hedged Eligible Inventory (excluding Fully Hedged Eligible Inventory and Tier II Hedged Eligible Inventory):	$_____________	85%	$_____________2

VII.	Tier II Hedged Eligible Inventory (excluding Fully Hedged Eligible Inventory):	$_____________	80%	$_____________

VIII.	Letters of Credit Issued for Hedged Products Not Yet Delivered:	$_____________	85%	$_____________

IX.	Eligible Net Unrealized Positive MTM Gains:	$_____________	80%	$_____________

X.		Collateral Pool Subtotal: (Sum of I through IX)	$_____________

1. The aggregate amount of Approved Affiliate Oil Cargo Receivables and any other Accounts for which the Account Debtor is an equity holder or Affiliate of the Borrower or the Parent included in the calculation of the Collateral Pool may not exceed an amount equal to 50% of the minimum Adjusted Tangible Net Worth of the Borrower required pursuant to Section 9.14 of this Agreement or 50% of the minimum Adjusted Net Working Capital of the Borrower required pursuant to Section 9.15 of this Agreement
2. The aggregate amount of Hedged Eligible Inventory (excluding Tier II Hedged Eligible Inventory) included in the calculation of the Collateral Pool may not exceed an aggregate maximum volume of 1,000,000 Barrels at any time

XI.	Reserves:	$_____________	100%

XII.	Swap Liability:	$_____________	120%

XIII.		Collateral Pool Total: (X minus XI and XII)	$_____________

XIV.	Facility A Loans Outstanding:			$_____________

XV.	Facility A Letters of Credit Outstanding:			$_____________

XVI.	Facility A Aggregate Outstanding Extensions of Credit: (Sum of XIV and XV)		$_____________

XVII.	Facility B Loans Outstanding:			$_____________

XVIII.	Facility B Letters of Credit Outstanding:			$_____________

XIX.	Facility B Letters of Indemnity Outstanding:			$_____________

XX.	Facility B Aggregate Outstanding Extensions of Credit: (Sum of XVII through XIX)		$_____________

XXI.	Combined Facility Aggregate Outstanding Extensions of Credit: (Sum of XVI and XX)		$_____________

XXII.	Collateral Pool Available for Facility A or Facility B: (XIII minus XXI)		$_____________

Facility A Availability

XXIII.	Collateral Pool Available for Facility A: (XIII minus XX)	$_____________

XXIV.	Maximum Availability Amount in effect:	$_____________

XXV.	Facility A Availability: (Lesser of XXII or XXIV minus XVI)	$_____________***

Facility B Availability

XXVI.	Collateral Pool Available for Facility B: (XIII minus XVI)	$_____________

XXVII.	Facility B Maximum Amount in effect:	$_____________

XXVIII.	Facility B Availability: (Lesser of XXII or XXVII minus XX)	$_____________***

*** Notwithstanding anything to the contrary, the Facility A Availability set forth in Item XXV and the Facility B Availability set forth in Item XXVIII are each at all times subject to the combined facilities collateral pool availability limit set forth in Item XXII.

EXHIBIT G
FORM OF
TESORO PANAMA COMPANY, S.A.
POSITION LIMIT REPORT
AS OF [DATE]

This report is delivered as a component of the Collateral Pool Report in accordance with the requirements of (i) Section 8.02(d) of the Uncommitted Revolving Credit Agreement (as modified, supplemented, amended, or restated from time to time, the “Facility A Credit Agreement”), dated as of October 18, 2010, by and among Tesoro Panama Company, S.A. (the “Borrower”), the lenders from time to time parties thereto (the “Facility A Lenders”), BNP Paribas, as Administrative Agent, Letter of Credit Issuer, Swing Line Lender, and Daylight Overdraft Bank (in such capacity, the “Facility A Agent”), Credit Agricole Corporate and Investment Bank, as Syndication Agent, and BNP Paribas Securities Corp., as Arranger (capitalized terms used herein that are not defined shall have the respective meanings ascribed thereto in the Facility A Credit Agreement); and (ii) the Facility Letter, dated as of October 18, 2010, by and among Borrower, the lenders from time to time parties thereto (the “Facility B Lenders”), BNP Paribas (Suisse) SA, as agent for the Facility B Lenders (in such capacity, the “Facility B Agent”).
To the best of the knowledge of the Borrower at the time of preparation of the Position Limit Report attached hereto, the information presented therein was true and correct in all material respects as of the date hereof and no Default or Event of Default (as such terms are defined in the Facility A Credit Agreement) under the Facility A Credit Agreement or any event of default described in Section 16 of the Facility B Credit Agreement has occurred and is continuing.
During the Reporting Period, except as expressly disclosed to the Facility A Agent and the Facility A Lenders pursuant to Sections 8.03(j) of the Facility A Credit Agreement and to the Facility B Agent pursuant to the Facility B Credit Agreement, the Borrower has not been in violation of Sections 8.13 or 8.14 of the Facility A Credit Agreement.
As of the Reporting Date1:
A.        The Borrower's Adjusted Tangible Net Worth was: $____________
B.        The Borrower held on an aggregate basis:
1.    As a Net Outright Position, _____________ Barrels of Product and the limit set forth in Schedule 8.13 of the Facility A Credit Agreement for Net Outright Position is _________ Barrels of Product; and
2.    As a Net Basis Position, _____________ Barrels of Product and the limit set forth in Schedule 8.13 of the Facility A Credit Agreement for Net Basis Position is ___________ Barrels of Product.

1. No violation of any of the following will result in an Event of Default unless such violation results in a Tolerance Limit Violation and is deemed an Event of Default under Section 10.01(o) of the Facility A Credit Agreement.

C.    The Borrower's daily stop loss was $____________ and the daily stop loss limit set forth in Schedule 8.14 of the Facility A Credit Agreement is $________.
D.    The Borrower's yearly stop loss was $____________ and the yearly stop loss limit set forth in Schedule 8.14 of the Facility A Credit Agreement is $________.
E.    The Borrower had Value At Risk of $____________ and the Value at Risk set forth in Schedule 8.14 of the Facility A Credit Agreement is $________.
The statements made herein (and in the Schedules hereto) shall be deemed to be (i) representations and warranties made in a Loan Document for the purposes of Sections 7.18 and 10.01(b) of the Facility A Credit Agreement and (ii) representations and warranties made under the Facility B Credit Agreement.

[See Attached Position Limit Report]

EXHIBIT H
TESORO PANAMA COMPANY, S.A.
RISK CONTROL POLICY

[See Attached]

Schedule 8.13
Position Limits

Adjusted Tangible Net Worth	Net Outright Position Limit (bbls)	Net Basis Position Limit (bbls)
≥$70,000,000	200,000	5,500,000
≥$60,000,000 and <$70,000,000	200,000	4,500,000
≥$50,000,000 and <$60,000,000	150,000	3,750,000
≥$40,000,000 and <$50,000,000	100,000	3,250,000
<$40,000,000	100,000	2,500,000

Schedule 8.14
Stop Loss Limits and VAR Limit

Adjusted Tangible Net Worth	Daily Stop Loss Limit	Yearly Stop Loss Limit	Value at Risk Limit
≥$70,000,000	$5,000,000	$15,000,000	$7,000,000
≥$60,000,000 and <$70,000,000	$4,250,000	$13,000,000	$6,000,000
≥$50,000,000 and <$60,000,000	$3,500,000	$11,000,000	$5,000,000
≥$40,000,000 and <$50,000,000	$3,000,000	$9,000,000	$4,000,000
<$40,000,000	$2,500,000	$7,500,000	$3,000,000